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                                                                   EXHIBIT 10.4



                   SECOND MODIFICATION TO EMPLOYMENT AGREEMENT

         This Second Modification to Employment Agreement (this "Agreement") is made and entered into effective as of May 5, 2000, by and between SCB Computer Technology, Inc., a Tennessee corporation (the "Company"), and Ben C. Bryant, Jr. (the "Executive").

         WHEREAS, the Executive is currently employed by the Company pursuant to the terms of an Employment Agreement dated as of November 1, 1998, as amended by the First Modification to Employment Agreement dated as of November 1, 1999 (collectively, the "Employment Agreement"); and

         WHEREAS, the Company and the Executive desire to modify the Employment Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises hereof and of the mutual promises and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Section 3.a of the Employment Agreement is amended to read as follows:

                  a. Base Salary. The Executive shall receive a base salary at the rate of $425,000 per annum during the period from November 1, 1998, to January 31, 2000, the rate of $600,000 per annum during the period from February 1, 2000, to May 4, 2000, and the rate of $300,000 per annum from May 5, 2000, to the Expiration Date (as adjusted, the "Base Salary"), payable in substantially equal periodic payments, which shall be made no less frequently than monthly during the period of the Executive's employment hereunder.

         2. As so amended, the Employment Agreement is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                          SCB COMPUTER TECHNOLOGY, INC.



                                          By:  /s/ Gordon L. Bateman
                                               ---------------------------------
                                               Gordon L. Bateman
                                               Chief Administrative Officer



                                          /s/ Ben C. Bryant, Jr.
                                          --------------------------------------
                                          Ben C. Bryant, Jr.